UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2012

RADIATION THERAPY SERVICES

HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure

On April 9, 2012, Radiation Therapy Services Holdings, Inc. (the “Company”) issued a press release announcing the completion of the acquisition of Lakewood Ranch Oncology Center, a radiation therapy facility located in Lakewood Ranch, Florida and the entry into a license agreement to license certain space and equipment and assume responsibility for certain operations at Broward General Medical Center and North Broward Medical Center. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.          Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2012

RADIATION THERAPY SERVICES HOLDINGS, INC.

	By:	/s/ Bryan J. Carey
		Name:	Bryan J. Carey
		Title:	Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 9, 2012.